UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2021

ELECTRONIC ARTS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California	94065-1175
(Address of Principal Executive Offices)	(Zip Code)

(650) 628-1500

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EA	NASDAQ Global Select Market

Item 1.01	Entry into a Material Definitive Agreement.

On June 23, 2021, Electronic Arts Inc. (“Electronic Arts” or the “Company”) entered into a Share Purchase Agreement (the “Share Purchase Agreement”) by and among the Company, Pine Interactive Ltd., a private limited company incorporated in England and wholly owned subsidiary of the Company (“Pine Interactive”) and WB/TT Holdings Limited, a private limited company incorporated in England and Wales, (“WB/TT”) and an affiliate of AT&T Inc. and WarnerMedia. Pursuant to the Share Purchase Agreement, and upon the terms and subject to the conditions therein, WB/TT has agreed to sell, and Pine Interactive has agreed to buy (the “Acquisition”) the entire issued share capital of Playdemic Limited, a private limited company incorporated in England and Wales (“Playdemic”) for $1.4 billion in cash, subject to customary purchase price adjustments. Electronic Arts is acting as guarantor of the obligations of Pine Interactive under the Share Purchase Agreement.

Under the terms of the Share Purchase Agreement, the completion of the Acquisition is subject to a customary closing condition regarding the receipt of applicable regulatory clearances (the “Regulatory Condition”).

The Share Purchase Agreement contains customary warranties and covenants made by each of WB/TT and Pine Interactive, including, among others, covenants by WB/TT regarding the conduct of the Playdemic business between the date of the Share Purchase Agreement and the closing (“Closing”) date of the Acquisition.

Either party may terminate the Share Purchase Agreement under certain specified circumstances, including if applicable regulatory clearances are not received by March 23, 2022 (the “Long Stop Date”).

In connection with the Share Purchase Agreement, Pine Interactive will bind a buy-side warranty and indemnity insurance policy (the “W&I Policy”). Under the Share Purchase

Agreement, Pine Interactive’s sole right of recovery (if any) in excess of the cap on liability specified in the Share Purchase Agreement in respect of any and all warranty claims is under the W&I Policy (except for in the case of fraud or fraudulent misrepresentation of WB/TT).

The foregoing description of the Share Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by the text of the Share Purchase Agreement, which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

The Share Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Pine Interactive, WB/TT or Playdemic. In particular, the assertions embodied in the warranties contained in the Share Purchase Agreement are qualified by information in confidential disclosure letters provided by WB/TT to Pine Interactive in connection with the signing of the Share Purchase Agreement. This confidential disclosure letter contains information that modifies, qualifies and creates exceptions to the warranties and certain covenants set forth in the Share Purchase Agreement. The warranties in the Share Purchase Agreement should not be relied on as characterization of the actual state of facts about the Company, Pine Interactive, WB/TT or Playdemic.

Item 7.01	Regulation FD Disclosure.

The information contained below in Item 1.01 and Item 8.01 with respect to the Acquisition is hereby incorporated by reference into this Item 7.01.

Item 8.01	Other Events.

On June 23, 2021, the Company issued a press release announcing the terms of the Share Purchase Agreement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1*+	Share Purchase Agreement, dated as of June 23, 2021, by and among Electronic Arts Inc., Pine Interactive Ltd. and WB/TT.

99.1	Press Release, dated as of June 23, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any omitted schedules upon request by the United States Securities and Exchange Commission (the “SEC”); provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

+	Portions of this exhibit have been redacted pursuant to SEC rules regarding confidential treatment.

Forward-Looking Statements

This Current Report on Form 8-K may contain statements, other than statements of current or historical fact, that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the proposed acquisition of Playdemic on the terms and subject to the conditions set forth in the Share Purchase Agreement, dated as of June 23, 2021 to which Electronic Arts, Pine Interactive and WB/TT are party, and the benefits and the anticipated timing of the proposed transaction. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “expect,” “intend,” “estimate,” “project,” “forecast,” “plan,” “predict,” “seek,” “goal,” “will,” “may,” “likely,” “should,” “could,” and similar expressions or expressions of the negative of these terms. These forward-looking statements are not guarantees of future performance and reflect management’s current expectations. Our actual results could differ materially from those discussed in the forward-looking statements. Some of the factors which could cause Electronic Arts’ results to differ materially from its expectations include the following: the impact of the announcement of the Acquisition on Electronic Arts’ and Playdemic’s business and operating results, including the effect of the announcement of the Acquisition on the ability of Electronic Arts or Playdemic to retain and hire key personnel and maintain relationships with players, partners and others with whom Electronic Arts or Playdemic do business; the occurrence of any circumstance or any other events that could give rise to the termination of the proposed transaction, or the failure to satisfy any conditions precedent to consummate the proposed transaction, including the receipt of all necessary regulatory approvals on a timely basis or at all; Electronic Arts’ ability to successfully integrate Playdemic’s operations and employees; risks that the Acquisition disrupts current ongoing business operations; risks of litigation and/or regulatory actions related to the Acquisition; the impact of the COVID-19 pandemic; Electronic Arts’ ability to realize the anticipated benefits of acquisitions; and other factors described in Part I, Item 1A of Electronic Arts’ latest Annual Report on Form 10-K under the heading “Risk Factors,” as well as in other documents we have filed with the Securities and Exchange Commission. These forward-looking statements are current as of the date hereof. Electronic Arts does not assume any obligation to revise or update any forward-looking statement for any reason, except as required by law.

INDEX TO EXHIBITS

Exhibit No.	Description

2.1*+	Share Purchase Agreement, dated as of June 23, 2021, by and among Electronic Arts Inc., Pine Interactive Ltd. and WB/TT.

99.1	Press Release, dated as of June 23, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any omitted schedules upon request by the United States Securities and Exchange Commission (the “SEC”); provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

+	Portions of this exhibit have been redacted pursuant to SEC rules regarding confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated: June 23, 2021	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
Executive Vice President, General Counsel and Corporate Secretary